UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2006
CAPITALSOURCE INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31753	35-2206895
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4445 Willard Avenue, 12th Floor
Chevy Chase, MD 20815
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code (301) 841-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Compensation Arrangements for Non-Employee Directors
On April 27, 2006, the Board of Directors (the “Board”) of CapitalSource Inc. (the “Company”) approved new compensation arrangements for non-employee directors. The decision to adopt the new non-employee director compensation arrangements was based on many factors including, but not limited to, a review of recent trends and developments in director compensation provided by Frederick W. Cook & Co., Inc. Under the new arrangements, the annual Board retainer will be $25,000 and each non-employee director will receive annually a $25,000 equity grant, which will be paid, at the election of each director, in the form of restricted stock units or options to purchase shares of the Company’s common stock.
A summary sheet setting forth the new compensation arrangements for non-employee directors is attached hereto as Exhibit 10.33 and is incorporated herein by reference.
Amendment and Restatement of the Second Amended and Restated Equity Incentive Plan
At the 2006 Annual Meeting of Stockholders of the Company (the “2006 Annual Meeting”) held on April 27, 2006, the Company’s stockholders approved the Company’s Third Amended and Restated Equity Incentive Plan (the “Plan”). As approved, among other things, the Plan (1) increases the total number of shares of common stock authorized and reserved for issuance under the Plan by 19,000,000 shares from 14,000,000 shares to 33,000,000 shares; (2) adds an additional performance goal of funds from operations; (3) increases the individual limits for grants of stock options to 10,000,000 shares in any three consecutive calendar years; and (4) extends the termination date of the Plan until 2016. The description of the terms and conditions of the Plan, as set forth under the caption “Proposal 3 — Amendment and Restatement of the Company’s Second Amended and Restated Equity Incentive Plan” in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2006, is incorporated herein by reference.
A copy of the Plan is attached hereto as Exhibit 10.12 and is incorporated herein by reference.
Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 27, 2006, upon receipt of stockholder approval at the 2006 Annual Meeting, the Company filed the Second Amended and Restated Certificate of Incorporation of CapitalSource Inc. (the “Amended Charter”) with the Secretary of State of the State of Delaware. The Amended Charter establishes common stock and preferred stock ownership limits to help the Company maintain its qualification as a real estate investment trust. The description of the ownership limits contained in the Amended Charter, as set forth under the caption “Proposal 4 — Amendment and Restatement of the Company’s Charter to Establish Common Stock and Preferred Stock Ownership Limits” in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 28, 2006, is incorporated herein by reference.
A copy of the Amended Charter, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
     See Index to Exhibits attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 3, 2006	/s/ Steven A. Museles
Steven A. Museles
Executive Vice President, Chief Legal Officer and Secretary

INDEX TO EXHIBITS

Exhibit
No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of CapitalSource Inc., dated April 27, 2006.

10.12	Third Amended and Restated Equity Incentive Plan.

10.33	Summary of Non-employee Director Compensation.